Exhibit 10.6

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY "[***]," HAS BEEN OMITTED BECAUSE IT IS BOTH (1) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE		PAGE OF PAGES
						1	9
2. AMENDMENT/MODIFICATION NO. P00016		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. See Schedule		5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)		CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

SIGA TECHNOLOGIES,         INC.         1385150

Attn: DANIEL J. LUCKSHIRE

SIGA TECHNOLOGIES,         INC.         31, EA

31, EAST 62ND STREET

NEW YORK NY 10065

			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
10B. DATED (SEE ITEM 13) 09/10/2018
CODE 1385150	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

 ☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers           ☐ is extended,          ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing
Items 8 and 15, and returning           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule			Net Increase: $112,552,320.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
x				D. OTHER (Specify type of modification and authority) FAR 43.103(a) Modification by mutual agreement of the parties.
E. IMPORTANT: Contractor ☒ is not ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 13-3864870

UEI: VJRNRTSL22K4

The purpose of this modification is to exercise and fully fund Option CLIN 0012 and revise

Section G Contract Administration, Article G.1 Contracting Officer from Jonathan Gonzalez to Audrey Glover.

All other terms and conditions remain unchanged.

OTA: N

Discount Terms: HHS NET 30P

Period of Performance: 01/01/2020 to 09/09/2028

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Dennis Hruby				16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JONATHAN F. GONZALEZ
15B. CONTRACTOR/OFFEROR /s/ Dennis Hruby	15C. DATE SIGNED July 18, 2024			16B. UNITED STATES OF AMERICA /s/ Jonathan F. Gonzalez	16C. DATE SIGNED July 18, 2024
(Signature of person authorized to sign)				(Signature of Contracting Officer)

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00016			PAGE OF
				2	9
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
16	Add Item 16 as follows: Option 0012 - Additional procurement of a nonparenteral (oral) formulated antiviral as FDP delivery to the SNS Period of Performance: [***] Obligated Amount: $56,276,160.00 Requisition No: ASP331498 Accounting Info: 2024.Q990100.26088 Appr. Yr.: 2024 CAN: Q990100 Object Class: 26088 Funded: $56,276,160.00 Add Item 17 as follows:				56,276,160.00
17	Exercise Option 12 - Additional procurement of a nonparenteral (oral) formulated antiviral as FDP and delivery to SNS Period of Performance: [***] Obligated Amount: $56,276,160.00 Requisition No: ASP329562 Accounting Info: 2024.Q99SN24.26088 Appr. Yr.: 2024 CAN: Q99SN24 Object Class: 26088 Funded: $56,276,160.00				56,276,160.00
NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Base Period Cost Reimbursement CLIN
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0001 Base	[***]	Late-Stage development activities toward FDA approval for parenteral (IV) antiviral	[***]	[***]	$32,009,375 (Funded)
Total (CLIN 0001)			[***]	[***]	[***]

Base Period Fixed CLINs
Item	Period of Performance	Supplies/Services	Unit (# of Doses or Dose Equivalents)	Unit Price ($)	Total ($)
0002 Base	[***]	Initial purchase and delivery of nonparenteral (oral) formulated antiviral as final drug product (FDP) to SNS	35,718	[***]	$11,072,580 (Funded)
0003 Base	[***]	Initial procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = 28 vials	10,000	[***]	$3,200,000 (Funded)
0004 Base	[***]	Fill/finish of final drug product (from bulk drug substance procured under CLIN0003)	10,000	[***]	$4,800,000 (Funded)
0005 Base	[***]	Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0003) *Monthly rate TC = [***]	10,000	[***]	[***]
0006 Base	[***]	Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0003 and Process Validation lot manufactured under CLIN0001)	10,000	[***]	[***]
Total (CLINs 0002-0006)					[***]

Optional Cost Reimbursement CLINs
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0007 (Option Funded)	[***]	Phase IV post-marketing commitments (nonparenteral (oral) formulation)) including [***]	[***]	[***]	$14,612,790 (Funded)
0008 (Option Funded)	[***]	Phase IV Post Marketing commitments (parenteral (IV) formulation)) including [***]	[***]	[***]	$3,586,806 (Funded)
Total (CLINs 0007-0008)			[***]	[***]	[***]

Optional Fixed CLINs
Item	Period of Performance	Supplies/Services	Treatment Courses (# of Product)	Unit Price ($)	Total ($)
0009A (Option Funded)	[***]

Procurement of raw materials used in manufacturing of unmicronized API in sufficient quantity to support the production of 363,070 courses of nonparenteral (oral) formulated antiviral for SNS replenishment. Such raw materials may be forward processed.

			363,070 (raw material)	[***]	$11,255,170 (Funded)
0009B (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 (Funded)
0009C (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 (Funded)
0009D (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,024 (raw material)	[***]	$33,765,696 (Funded)
0010 (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,070	[***]	$112,551,700 (Funded)
0011 (Option)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,070	[***]	$112,551,700 (Funded)
0012 (Option Funded)	[***]	Additional procurement of a nonparenteral (oral) formulated antiviral as FDP and delivery to SNS	363,072	[***]	$112,552,320 (Funded)
0013 (Option Funded)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = 28 vials	32,000	[***]	$10,240,000 (Funded)
0014 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0013). *Monthly rate per TC = [***]	32,000	[***]	[***]
0015 (Option Funded)	[***]	Surge Capacity Fill/finish of final drug product (from bulk drug substance procured under CLIN0013)	32,000	[***]	$15,360,000 (Funded)
0016 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0013). *Monthly rate per TC = [***]	32,000	[***]	[***]
0017 (Option Funded)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0013)	32,000	[***]	[***]
0018 (Option Funded)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = 28 vials	32,000	[***]	$10,240,000 (Funded)
0019 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0018). *Monthly rate per TC = [***]	32,000	[***]	[***]
0020 (Option Funded)	[***]	Surge Capacity Fill/finish of final drug product from bulk drug substance procured under CLIN0018)	32,000	[***]	$15,360,000 (Funded)
0021 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0018). *Monthly rate per TC = [***]	32,000	[***]	[***]
0022 (Option Funded)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0018).	32,000	[***]	[***] (Funded)
0023 (Option)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = 28 vials	32,000	[***]	$10,240,000
0024 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0023). *Monthly rate per TC = [***]	32,000	[***]	[***]
0025 (Option)	[***]	Surge Capacity Fill/finish of final drug product (from bulk drug substance procured under CLIN0023)	32,000	[***]	$15,360,000
0026 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0023). *Monthly rate per TC: [***]	32,000	[***]	[***]
0027 (Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0023).	32,000	[***]	[***]
Total (CLINs 0009A – 0027)					[***]
Total Contract Value					[***]
Total Funded					[***]

Section G – Contract Administration

ARTICLE G.1. CONTRACTING OFFICER

The following Contracting Officer (CO) will represent the Government for the purpose of this contract:

Audrey A. Glover

Contracting Officer

U.S. Department of Health and Human Services

Administration of Strategic Preparedness and Response

Biomedical Research and Development Authority (BARDA)

Contract Management and Acquisition (CMA)

Washington, DC 20515

Email: Audrey.Glover@hhs.gov

The Contracting Officer is the only individual who can legally commit and bind the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions or other stipulations of this contract. Any other commitment, either explicit or implied, is invalid.

The CO is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of objectives; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; (5) obligate or de-obligate funds into the contract; (6) sign written licensing agreements; or (7) otherwise change any terms and conditions of this contract.

No information, other than that which may be contained in an authorized modification to this contract duly issued by the Contracting Officer, which may be received from any person employed by the United States Government, or otherwise, shall be considered grounds for deviation from any stipulation of this contract.

The Government may unilaterally change its CO designation.

All other terms and conditions of this contract remain unchanged and in full force and effect.

END OF MODIFICATION P00016 to HHSO100201800019C